UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 3, 2011

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)
600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)
(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

On June 2, 2011, Bacterin International Holdings, Inc. (the "Company") engaged Ehrhardt, Keefe, Steiner & Hottman PC (“EKS&H”) as its independent registered public accounting firm and dismissed Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) from that role. The change in accountants was recommended and approved by the Audit Committee of the Company's Board of Directors.

The reports of CVWB on the financial statements of the Company as of and for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010 and 2009 and through the date of dismissal, (i) there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of CVWB, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided CVWB with a copy of the foregoing disclosure and requested that CVWB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure, and if not, stating the respects in which it does not agree. A copy of CVWB’s letter is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended June 30, 2010 and 2009 and through the date the Company engaged EKS&H, neither the Company, nor anyone acting on its behalf, consulted with EKS&H regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that EKS&H concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matters that were either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC to the Securities and Exchange Commission dated June 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2011	BACTERIN INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Guy S. Cook
	Name:	Guy S. Cook
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC to the Securities and Exchange Commission dated June 3, 2011.